UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
December 4, 2015
________________________________

NORFOLK SOUTHERN CORPORATION
(Exact name of registrant as specified in its charter)
________________________________

Virginia	1-8339	52-1188014
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Three Commercial Place		757-629-2680
Norfolk, Virginia 23510-9241		(Registrant's telephone number, including area code)
(Address of principal executive offices)

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
        (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
        (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

On December 4, 2015, Norfolk Southern Corporation (“Norfolk”) issued a press release announcing that its Board of Directors (the “Board”) has unanimously rejected the unsolicited indication of interest (the “Indication of Interest”) announced by Canadian Pacific Railway Limited (“CP”) on November 17, 2015. After a comprehensive review, conducted in consultation with its financial and legal advisors, the Board concluded that the Indication of Interest substantially undervalues Norfolk, faces substantial regulatory hurdles, creates significant risks and uncertainties for the shareholders of Norfolk, and is not in the best interests of Norfolk or its shareholders and other stakeholders.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on
Form 8-K. In addition, Norfolk has prepared an investor presentation, which is attached to this Current Report on Form 8-K as Exhibit 99.2.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit Number	Description
99.1	Norfolk Southern Corporation press release dated December 4, 2015
99.2	Norfolk Southern Corporation investor presentation dated December 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIGNATURES
NORFOLK SOUTHERN CORPORATION
(Registrant)

/s/ Denise W. Hutson
Name:  Denise W. Hutson
Title:    Corporate Secretary

Date:  December 4, 2015

EXHIBIT INDEX

Exhibit Number	Description
99.1	Norfolk Southern Corporation press release dated December 4, 2015
99.2	Norfolk Southern Corporation investor presentation dated December 4, 2015